Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Daniel Y. Lee certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Boo Koo Holdings, Inc. for the quarter ended June 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Boo Koo Holdings, Inc.

      I, Steve Ruffini certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Boo Koo Holdings, Inc. for the quarter ended June 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Boo Koo Holdings, Inc.

By:	/s/ Daniel Y. Lee
Daniel Y. Lee Chief Executive Officer (Principal Executive Officer) Date: November 14, 2007

By:	/s/ Stephen C. Ruffini
Stephen C. Ruffini Chief Financial Officer (Principal Financial and Accounting Officer) Date: November 14, 2007

      The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Quarterly Report on Form 10-QSB of Boo Koo Holdings, Inc. for the quarter ended June 30, 2007 or as a separate disclosure document.

       A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Boo Koo Holdings, Inc. and will be retained by Boo Koo Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.